Exhibit 10.6 (a)
FIRST AMENDMENT TO LEASE
THIS FIRST AMENDMENT TO LEASE is made as of the 23rd day of October 2007 (the “Amendment”), by and between SOUTHWEST VALLEY PARTNERS, LLC, an Indiana limited liability company (hereinafter referred to as “Landlord”) and ULTA SALON, COSMETICS & FRAGRANCE, INC., a Delaware corporation (hereinafter referred to as “Tenant”), which terms “Landlord” and “Tenant” shall include the successors and assigns of the respective parties.
WITNESSETH:
     WHEREAS, by Lease dated June 21, 2007 by and between Landlord and Tenant (the “Lease”), Landlord did lease and demise unto Tenant approximately 328,995 square feet of bulk distribution space located within the bulk distribution building located or to be constructed at Riverside Business Center, 4570 West Lower Buckeye Road, Phoenix, Arizona 85034 (the “Premises”), as more particularly described in the Lease Agreement; and
     WHEREAS, the parties hereto desire to amend the Lease as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.	Capitalized Terms. All initial capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

2.	Section 35.6. Section 35.6 of the Lease is hereby amended and restated as follows:
“Except as expressly permitted under this Section 35.6, this Lease shall not be filed in any public record. Landlord acknowledges that (a) Tenant is in the process of effecting an initial public offering (an “IPO”) of its common stock and (b) in connection with such IPO, Tenant is required by the Securities and Exchange Commission (the “SEC”) to file a registration statement on Form S-1 (the “Registration Statement”) and disclose certain material contracts pertaining to Tenant’s business. Landlord further acknowledges that in order to comply with SEC rules and regulations, Tenant may be required by the SEC to disclose all or a portion of this Lease (as may be amended from time to time) as an exhibit to the Registration Statement. Notwithstanding anything to the contrary in this Section 35.6 or elsewhere in this Lease, Landlord hereby agrees that Tenant may file (but only to the extent required by the SEC) all or such portion of this Lease (as may be amended from time to time) as an exhibit to the Registration Statement; provided, however, that Tenant shall (i) use all reasonable efforts to exclude from the Registration Statement the confidential terms of the Lease communicated by Landlord to Tenant, including submitting to the SEC a request for confidential treatment with respect to those terms; and (ii) fully communicate and cooperate with Landlord as to Tenant’s filing of the Lease with the Registration Statement and its efforts to keep certain terms confidential. Upon the request of either party, the parties shall execute and file a memorandum of lease, which shall not disclose any of the financial terms of this Lease.”
3.	Miscellaneous.
a.	Except as modified by this Amendment, all other terms, covenants and conditions of the Lease not specifically amended hereby shall remain in full force and effect.

b.	The Lease, as amended by this Amendment, contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. The Lease may be further amended only in writing signed by both Landlord and Tenant.

c.	This Amendment may be executed in several counterparts, each of which shall be deemed to be an original and all of which, collectively, shall be deemed to constitute one and the same instrument.
IN WITNESS WHEREOF, the Landlord and Tenant have executed this instrument as of the day and year first above written.
LANDLORD
SOUTHWEST VALLEY PARTNERS, LLC

By:	/s/ Michael S. Curless
	Name:	Michael S. Curless
	Title:	EVP

TENANT
ULTA SALON, COSMETICS & FRAGRANCE, INC.

By:	/s/ Alex J. Lelli, Jr.
	Name:	Alex J. Lelli, Jr.
	Title:	Senior Vice President, Growth & Development

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